RIVERNORTH MARKET NEUTRAL ETF

(formerly, RiverNorth Enhanced Pre-Merger SPAC ETF)

Summary Prospectus

July 9, 2026

Trading Symbol: RNMN

Listed on Cboe BZX Exchange, Inc.

www.sec.gov

Before you invest, you may want to review the RiverNorth Market Neutral ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated July 9, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at publicinfo@sec.gov. You can also get this information at no cost by calling 1.877.774.TRUE (8783) or by sending an e-mail request to publicinfo@sec.gov.

Investment Objective

The RiverNorth Market Neutral ETF (the “Fund”) seeks to provide consistent total return while limiting correlation to the equity markets.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.89%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.89%
Fee Waiver(1):	(0.30%)
Total Annual Fund Operating Expenses After Fee Waiver:	0.59%

(1)	The Fund’s adviser has contractually agreed, through at least July 9, 2027, to waive its management fee to 0.59% of the Fund’s average daily net assets. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The Example further assumes that the Fund’s fee waiver agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$254	$464	$1,068

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective by pursuing a market neutral strategy designed to generate positive returns during rising and falling equity markets (i.e., regardless of overall market direction). The Fund implements this market neutral strategy by seeking returns driven by the unique characteristics of its investments or pricing differences between related products, rather than the direction of the broader equity market. Those returns are designed to be uncorrelated with the broader equity market. The Fund invests in a wide range of investments, including pre-merger special purpose acquisition companies (“SPACs”) and their rights and warrants, equities, American Depository Receipts (“ADRs”), US equity and fixed income exchange traded futures and ETFs, exchange traded options (including FLEX options), and corporate bonds. It may also use total return swaps, credit default swaps, and/or interest rate swaps to obtain exposure efficiently and to manage risk.

A SPAC is a “blank check” company with no commercial operations that is designed to raise capital via an initial public offering (“IPO”) for the purpose of engaging in a merger, acquisition, reorganization, or similar business merger with one or more operating companies. Pre-Merger SPACs are SPACs that are either seeking a target for a merger or have not yet completed a merger with an identified target. All Pre-Merger SPACs (U.S. and non-U.S.) are eligible for the Fund’s portfolio. RiverNorth Capital Management, LLC (the “Sub-Adviser”), the Fund’s investment sub-adviser, evaluates sponsors of the Pre-Merger SPACs based on the team’s strategy, experience, deal flow, and demonstrated track record, and assesses each Pre-Merger SPAC’s market value relative to the Fund’s share value. To limit equity market exposure, the Fund typically does not hold SPAC common stock past the point at which it can redeem shares for their pro rata share of trust assets. Instead, prior to the completion of a merger, the Sub-Adviser sells the SPAC’s shares if they are trading at a premium relative to the trust collateral or tender out of the shares using the Fund’s redemption rights. The Fund may, however, retain SPAC warrants after a merger if the Sub-Adviser believes they offer appropriate value.

The Fund invests without restriction as to the maturity or credit quality of any individual debt instrument, including investment grade debt instruments and business development company (“BDC”) debt instruments. The Fund defines investment grade debt as that rated BBB- or higher by S&P Global Ratings or similarly by another nationally recognized statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of equivalent quality. BDC debt is generally below investment grade quality (commonly referred to as “junk bonds”). The Fund defines junk bonds as those rated below Baa3 by Moody’s Investors Service or below BBB- by S&P Global Ratings, or, if unrated, determined by the Sub-Adviser to be of similar credit quality. The Sub-Adviser selects debt instruments to maximize the portfolio’s yield while accounting for credit quality. The debt investments provide income and diversification benefits that reduce overall portfolio correlation to equity markets.

A component of the Fund’s market neutral strategy involves basis trades. The Sub-Adviser evaluates the relative valuations of ETFs and related futures contracts, and foreign equities and ADRs, to identify price discrepancies. In the event pricing discrepancies exist, the Fund may execute basis trade(s) to exploit the mispricing. A basis trade is a market neutral position that attempts to capture a price discrepancy between two related assets by simultaneously taking a long position in one and a short position in the other, thereby hedging against broader market movements. For example, the Fund may invest long in a US large cap equity ETF and sell short futures positions in a highly correlated US large cap equity index. Similarly, the Fund may invest in the equities of foreign issuers and ADRs on securities of the same foreign issuer, aiming to profit from any price discrepancy between the securities of the same issuer while remaining neutral to underlying market direction.

The Fund may employ an option box spread strategy. These trades allow the Fund, under certain market conditions, to lock in a spread above the risk-free interest rate by buying and selling specific option contracts. The return potential is driven by the relative option prices, not the movement of the equity market itself. While gains from options are capital gains, this options strategy is commonly referred to as an income producer. A box spread is a four-part, same expiration date, option portfolio with a maturity payout that does not vary and is considered a form of synthetic money market instrument.

The Sub-Adviser is responsible for the day-to-day management of the Fund, subject to the oversight of TrueMark Investments, LLC (the “Adviser”), the Fund’s investment adviser. In selecting investments for the Fund, the Sub-Adviser has wide latitude to allocate assets across the different types of investments. The Sub-Adviser applies quantitative and qualitative analyses, including fundamental and technical analyses, to assess the investment opportunities across the securities markets. The Fund selects investments with greatest risk/reward potential.

In seeking to achieve the Fund’s investment objective, the Sub-Adviser monitors the Fund’s portfolio and adjust positions at least quarterly based on changes in expectations of the investments or the availability of better alternatives. As a result, the percentages allocated to various types of investments and sectors may vary significantly over time.

When using various derivatives, the Fund is required to post collateral to assure its performance to the counterparty. The Fund holds cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Fund considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds.”

●	Associated Risks of Pre-Merger SPACs. The Fund invests in equity securities, warrants and rights of SPACs, which raise funds to seek potential merger opportunities. Unless and until a merger is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking mergers, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable merger. There is no guarantee that the SPACs in which the Fund invests will complete a merger or that any merger that is completed will be profitable. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial merger because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a merger even though a majority of its public stockholders do not support such a merger. Some SPACs may pursue mergers only within certain industries or regions, which may increase the volatility of their prices. In addition, the Fund may invest in vehicles formed by SPAC sponsors to hold founder shares, which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an IPO. In addition, the Fund may invest in vehicles formed by SPAC sponsors to hold founder shares, which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an IPO.

●	Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

●	Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund may use swap agreements to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.

●	Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, indexes, rates or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on Fund performance. The successful use of derivatives generally depends on the ability to predict market movements. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Sub-Adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. The Fund could also experience losses if it is unable to close out a position because the market for an instrument or position is or becomes illiquid.

○	Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.

○	Options Risk. Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. The buyer of a call option risks losing the entire premium invested in the option if the buyer does not exercise the option. The seller of a put option will lose money if the value of the reference index or security falls below the strike price and the buyer exercises the option; however, such loss will be partially offset by any premium received from the sale of the option.

○	Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

●	ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Unsponsored ADRs are organized without the cooperation of the issuer and information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights are not passed through.

●	Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

●	Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stock, warrants, and rights are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Foreign Investment Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

●	Illiquidity Risk. Illiquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid investments at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.

●	Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, are generally considered speculative because they present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

●	Management Risk. The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The Sub-Adviser’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment.

●	Market Capitalization Risk.

○	Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Non-Diversification Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

●	Rights and Warrants Risk. The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants involve the risk that the Fund could lose the purchase value of the right or warrant if the right or warrant is not exercised or sold prior to its expiration.

○	Post-Merger SPAC Warrants. Although the Fund generally will not hold the common stock of a Post-Merger SPAC, the Fund may hold warrants to buy the stock of companies that are derived from a SPAC. Post-Merger SPACs may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. Post-Merger SPACs are thus often subject to extreme price volatility and speculative trading. The stocks underlying the warrants may have above average price appreciation that may not continue and the performance of these stocks may not replicate the performance exhibited in the past, which could adversely affect the value of the warrants the Fund holds.

●	Transactions in Cash Risk. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to pay redemption proceeds. This may cause the Fund to incur certain costs, such as brokerage costs, and to recognize gains or losses that it might not have incurred if it had paid redemption proceeds in kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than an ETF that redeems in kind. In addition, the costs imposed on the Fund will decrease the Fund’s NAV unless such costs are offset by a transaction fee payable by an AP.

●	Underlying Funds Risk. The Fund, as a shareholder of the underlying ETFs, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying ETFs. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the underlying ETFs and may be higher than other funds that invest directly in stocks. Each of the ETFs is subject to its own specific risks.

Performance

The Fund acquired all of the assets and liabilities of the RiverNorth Enhanced Pre-Merger SPAC ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on June 13, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing the extent to which the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1 year and since inception periods compare with those of the ICE BofA Broad U.S. Market Index, a broad measure of market performance intended to represent the overall U.S. equity market, and the ICE BofA 0-3 Year U.S. Treasury Index, which provides a measure of the short term US treasury market. Effective July 9, 2026, the Fund changed its investment objective and expanded the scope of permissible investments under its principal investment strategy. Performance information for periods prior to July 9, 2026, does not reflect the current investment strategy.

The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.true-shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 4.49% for the quarter ended June 30, 2025, and the lowest quarterly return was 0.16% for the quarter ended December 31, 2023.

Average Annual Total Returns (for the Periods Ended December 31, 2025)

RiverNorth Market Neutral ETF	One Year	Since Inception (7/11/2022)
Return Before Taxes	10.18%	6.72%
Return After Taxes on Distributions	5.75%	4.40%
Return After Taxes on Distributions and Sale of Fund Shares	6.44%	4.28%
ICE BofA Broad U.S. Market Index (reflects no deductions for fees, expenses, or taxes)	7.15%	3.05%
ICE BofA 0-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses, or taxes)	4.86%	3.94%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Sub-Adviser:	RiverNorth Capital Management, LLC

Portfolio Managers:	Patrick W. Galley, CFA® and Eric Pestrue, CFA® have been portfolio managers of the Fund since its inception in June, 2022 and Jeffrey Feldman has been a portfolio manager of the Fund since July 2026.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/ or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.